Exhibit 99.1
Earthstone Energy, Inc. Reports 2021 Second Quarter and Year-to-Date Financial Results
Reports Net Cash Provided by Operating Activities of $93.4 Million in First Half of 2021

The Woodlands, Texas, August 4, 2021 – Earthstone Energy, Inc. (NYSE: ESTE) (“Earthstone”, the “Company”, “we”, “our” or “us”), today announced financial and operating results for the three and six months ended June 30, 2021.

Second Quarter 2021 Highlights
•Announced the Tracker Acquisition(1) which closed subsequent to quarter end on July 20, 2021
•Closed Eagle Ford working interest acquisitions in May and June 2021 for $48.0 million
•Net loss of $15.8 million
•Adjusted net income(2) of $20.3 million
•Adjusted EBITDAX(2) of $53.7 million ($25.96 per Boe)
•Net cash provided by operating activities(4) of $55.1 million
•Free Cash Flow(2) of $28.4 million
•Average daily production of 22,716 Boepd(3)
•All-in cash costs(2) of $11.65 per Boe
•Operating Margin(2) of $35.19 per Boe ($28.19 including realized hedge settlements)

Year-to-Date 2021 Highlights
•Closed the IRM Acquisition(5) on January 7, 2021
•Net loss of $26.4 million
•Adjusted net income of $33.7 million(2)
•Adjusted EBITDAX(2) of $97.5 million ($25.03 per Boe)
•Net cash provided by operating activities(4) of $93.4 million
•Free Cash Flow(2) of $60.3 million
•Average daily production of 21,525 Boepd(3)
•All-in cash costs(2) of $12.12 per Boe
•Operating Margin(2) of $33.99 per Boe ($27.49 including realized hedge settlements)

(1)On July 20, 2021, we consummated the transactions contemplated in two purchase and sale agreements (the “Tracker Acquisition”). A significant shareholder of Earthstone owned 49% of Tracker.
(2)See the "Non-GAAP Financial Measures" section below.
(3)Represents reported sales volumes.
(4)Net cash provided by operating activities for the three months ended June 30, 2021 of $55.1 million is calculated by subtracting Net cash provided by operating activities of $38.3 million for the three months ended March 31, 2021 from Net cash provided by operating activities of $93.4 million for the six months ended June 30, 2021.
(5)On January 7, 2021, we closed our acquisition (the “IRM Acquisition”) of Independence Resources Management, LLC and certain of its affiliates (“IRM”).

Management Comments

Mr. Robert J. Anderson, President and CEO of Earthstone, commented, “We achieved strong second quarter results and continue building towards what we believe will be an exceptional year for Earthstone. Our team executed and delivered these strong results while successfully integrating the assets from our IRM Acquisition into our operations and actively pursuing additional acquisitions such as the recently closed Eagle Ford and Tracker acquisitions. Our growing cash flow combined with our solid balance sheet has positioned us to be able to execute an active acquisition strategy this year that is significantly increasing our scale while expanding our opportunities for greater efficiency and profitable growth. The series of accretive acquisitions that we have announced so far this year substantially increase our production and add about 120 high-graded drilling locations while only minimally impacting our leverage levels and total G&A costs. As we fully integrate the assets acquired in the Tracker Acquisition and execute on our two-rig drilling program, we expect that our results in 2022 will further demonstrate the meaningful benefits of our consolidation strategy.”

Selected Financial Data (unaudited)

($000s except where noted)	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Total revenues	$89,671	$21,663	$165,243	$66,801

Lease operating expense	11,747	5,588	22,596	14,927

General and administrative expense (excluding stock-based compensation)	4,758	4,119	9,809	8,557
Stock-based compensation (non-cash)	4,412	2,568	7,741	5,262
General and administrative expense	$9,170	$6,687	$17,550	$13,819

Net (loss) income	$(15,831)	$(35,909)	$(26,387)	$805
Less: Net (loss) income attributable to noncontrolling interest	(6,960)	(19,570)	(11,683)	436
Net (loss) income attributable to Earthstone Energy, Inc.	(8,871)	(16,339)	(14,704)	369
Net (loss) income per common share(1)
Basic	(0.20)	(0.55)	(0.34)	0.01
Diluted	(0.20)	(0.55)	(0.34)	0.01
Adjusted EBITDAX(2)	$53,668	$39,846	$97,511	$78,049

Production(3):
Oil (MBbls)	1,083	800	2,140	1,680
Gas (MMcf)	2,927	1,351	5,372	3,021
NGL (MBbls)	496	208	861	485
Total (MBoe)(4)	2,067	1,233	3,896	2,668
Average Daily Production (Boepd)	22,716	13,555	21,525	14,661
Average Prices:
Oil ($/Bbl)	65.47	23.56	61.56	35.63
Gas ($/Mcf)	2.29	0.83	2.33	0.73
NGL ($/Bbl)	24.31	8.10	24.35	9.76
Total ($/Boe)	43.38	17.56	42.41	25.03
Adj. for Realized Derivatives Settlements:
Oil ($/Bbl)	52.39	59.61	50.06	58.04
Gas ($/Mcf)	2.19	1.23	2.20	1.21
NGL ($/Bbl)	24.31	8.10	24.35	9.76
Total ($/Boe)	36.38	41.37	35.91	39.69
Operating Margin per Boe
Average realized price	$43.38	$17.56	$42.41	$25.03
Lease operating expense	5.68	4.53	5.80	5.59
Production and ad valorem taxes	2.50	1.20	2.62	1.69
Operating margin per Boe(2)	35.19	11.83	33.99	17.75
Realized hedge settlements	(7.00)	23.81	(6.50)	14.66
Operating margin per Boe (including realized hedge settlements)(2)	$28.19	$35.64	$27.49	$32.41

(1)Net (loss) income per common share attributable to Earthstone Energy, Inc.
(2)See the “Non-GAAP Financial Measures” section below.
(3)Represents reported sales volumes.
(4)Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equals one barrel of oil equivalent (Boe).

Liquidity Update

As of June 30, 2021, we had $0.5 million in cash and $241.4 million of long-term debt outstanding under our senior secured revolving credit facility (our “Credit Facility”) with a borrowing base of $475 million. With the $233.6 million of undrawn borrowing base capacity and $0.5 million in cash, we had total liquidity of approximately $234.1 million. Adjusted for the closing of the Tracker Acquisition on July 20, 2021, we had an estimated $0.5 million in cash and $301.0 million of long-term debt outstanding under our Credit Facility with a borrowing base of $550 million. With the $249.0 million of undrawn borrowing base capacity and $0.5 million in cash, we had total liquidity of approximately $249.5 million on a combined basis. Through June 30, 2021, we had incurred $32.6 million of our estimated $130-$140 million in capital expenditures for 2021. We expect to fund our remaining 2021 capital expenditures with cash flow from operations while any excess will be used to pay down debt.

Commodity Hedging

Hedging Activities

The following table sets forth our outstanding derivative contracts as of June 30, 2021. When aggregating multiple contracts, the weighted average contract price is disclosed.

As of June 30, 2021:

	Price Swaps
Period	Commodity	Volume (Bbls / MMBtu)	Weighted Average Price ($/Bbl / $/MMBtu)
Q3 - Q4 2021	Crude Oil	1,693,400	$49.10
Q1 - Q4 2022	Crude Oil	1,732,250	$53.64
Q3 - Q4 2021	Crude Oil Basis Swap (1)	1,509,400	$0.80
Q3 - Q4 2021	Crude Oil Roll Swap (2)	474,650	$(0.26)
Q1 - Q4 2022	Crude Oil Basis Swap (1)	2,007,500	$0.68
Q3 - Q4 2021	Natural Gas	4,904,000	$2.87
Q1 - Q4 2022	Natural Gas	4,295,000	$2.92
Q3 - Q4 2021	Natural Gas Basis Swap (3)	5,026,000	$(0.30)
Q1 - Q4 2022	Natural Gas Basis Swap (3)	7,725,000	$(0.24)
(1)The basis differential price is between WTI Midland Crude and the WTI NYMEX.
(2)The swap is between WTI Roll and the WTI NYMEX.
(3)The basis differential price is between W. Texas (WAHA) and the Henry Hub NYMEX.

	Costless Collars
Period	Commodity	Volume (Bbls / MMBtu)	Sold Ceiling ($/Bbl / $/MMBtu)	Bought Floor ($/Bbl / $/MMBtu)
Q1 - Q4 2022	Crude Oil Costless Collar	365,000	$68.75	$55.00
Q3 - Q4 2021	Natural Gas Costless Collar	122,000	$4.10	$3.50
Q1 2022	Natural Gas Costless Collar	1,080,000	$3.75	$3.17

Hedging Update
The following table sets forth our outstanding derivative contracts at July 20, 2021. When aggregating multiple contracts, the weighted average contract price is disclosed.

	Price Swaps
Period	Commodity	Volume (Bbls / MMBtu)	Weighted Average Price ($/Bbl / $/MMBtu)
Q3 - Q4 2021	Crude Oil	1,815,400	$50.04
Q1 - Q4 2022	Crude Oil	2,462,250	$56.31
Q3 - Q4 2021	Crude Oil Basis Swap (1)	1,509,400	$0.80
Q3 - Q4 2021	Crude Oil Roll Swap (2)	474,650	$(0.26)
Q1 - Q4 2022	Crude Oil Basis Swap (1)	2,007,500	$0.68
Q3 - Q4 2021	Natural Gas	4,904,000	$2.87
Q1 - Q4 2022	Natural Gas	4,295,000	$2.92
Q3 - Q4 2021	Natural Gas Basis Swap (3)	5,026,000	$(0.30)
Q1 - Q4 2022	Natural Gas Basis Swap (3)	7,725,000	$(0.24)
(1)The basis differential price is between WTI Midland Crude and the WTI NYMEX.
(2)The swap is between WTI Roll and the WTI NYMEX.
(3)The basis differential price is between W. Texas (WAHA) and the Henry Hub NYMEX.

	Costless Collars
Period	Commodity	Volume (Bbls / MMBtu)	Sold Ceiling ($/Bbl / $/MMBtu)	Bought Floor ($/Bbl / $/MMBtu)
Q1 - Q4 2022	Crude Oil Costless Collar	365,000	$68.75	$55.00
Q3 - Q4 2021	Natural Gas Costless Collar	122,000	$4.10	$3.50
Q1 2022	Natural Gas Costless Collar	1,080,000	$3.75	$3.17

Conference Call Details

Earthstone is hosting a conference call on Thursday, August 5, 2021 at 12:00 p.m. Eastern (11:00 a.m. Central) to discuss the Company’s financial results for the second quarter of 2021 and its outlook for the remainder of 2021. Prepared remarks by Robert J. Anderson, President and Chief Executive Officer, Mark Lumpkin, Jr., Executive Vice President and Chief Financial Officer and Steven C. Collins, Executive Vice President of Operations, will be followed by a question and answer session.

Investors and analysts are invited to participate in the call by dialing 877-407-6184 for domestic calls or 201-389-0877 for international calls, in both cases asking for the Earthstone conference call. A webcast will also be available through the Company website (www.earthstoneenergy.com). Please select “Events & Presentations” under the “Investors” section of the Company’s website and log on at least 10 minutes in advance to register.

A replay of the call and webcast will be available on the Company’s website and by telephone until 12:00 p.m. Eastern (11:00 a.m. Central), Thursday, August 19, 2021. The number for the replay is 877-660-6853 for domestic calls or 201-612-7415 for international calls, using Replay ID: 13722095.

About Earthstone Energy, Inc.

Earthstone Energy, Inc. is a growth-oriented, independent energy company engaged in development and operation of oil and natural gas properties. The Company’s primary assets are in the Midland Basin of west Texas and the Eagle Ford Trend of south Texas. Earthstone is listed on NYSE under the symbol “ESTE.” For more information, visit the Company’s website at www.earthstoneenergy.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “forecast,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in Earthstone’s annual report on Form 10-K, and as amended on Form 10-K/A, for the year ended December 31, 2020, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Contact

Mark Lumpkin, Jr.
Executive Vice President – Chief Financial Officer
Earthstone Energy, Inc.
1400 Woodloch Forest Drive, Suite 300
The Woodlands, TX 77380
281-298-4246
mark.lumpkin@earthstoneenergy.com

Scott Thelander
Vice President of Finance
Earthstone Energy, Inc.
1400 Woodloch Forest Drive, Suite 300
The Woodlands, TX 77380
281-298-4246
scott@earthstoneenergy.com

EARTHSTONE ENERGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In thousands, except share and per share amounts)

	June 30,	December 31,
ASSETS	2021	2020
Current assets:
Cash	$478	$1,494
Accounts receivable:
Oil, natural gas, and natural gas liquids revenues	35,063	16,255
Joint interest billings and other, net of allowance of $19 and $19 at June 30, 2021 and December 31, 2020, respectively	4,843	7,966
Derivative asset	72	7,509
Prepaid expenses and other current assets	2,109	1,509
Total current assets	42,565	34,733

Oil and gas properties, successful efforts method:
Proved properties	1,321,064	1,017,496
Unproved properties	233,699	233,767
Land	5,382	5,382
Total oil and gas properties	1,560,145	1,256,645

Accumulated depreciation, depletion and amortization	(340,091)	(291,213)
Net oil and gas properties	1,220,054	965,432

Other noncurrent assets:
Office and other equipment, net of accumulated depreciation and amortization of $4,286 and $3,675 at June 30, 2021 and December 31, 2020, respectively	1,364	931
Derivative asset	694	396
Operating lease right-of-use assets	2,130	2,450
Other noncurrent assets	10,854	1,315
TOTAL ASSETS	$1,277,661	$1,005,257
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$25,555	$6,232
Revenues and royalties payable	29,398	27,492
Accrued expenses	16,224	16,504
Asset retirement obligation	541	447
Derivative liability	57,957	1,135
Advances	330	2,277
Operating lease liabilities	782	773
Finance lease liabilities	4	69
Other current liabilities	498	565
Total current liabilities	131,289	55,494

Noncurrent liabilities:
Long-term debt	241,360	115,000
Deferred tax liability	13,316	14,497
Asset retirement obligation	14,016	2,580
Derivative liability	5,401	173
Operating lease liabilities	1,510	1,840
Finance lease liabilities	—	5

Other noncurrent liabilities	3,089	132
Total noncurrent liabilities	278,692	134,227

Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized; none issued or outstanding	—	—
Class A Common Stock, $0.001 par value, 200,000,000 shares authorized; 44,293,062 and 30,343,421 issued and outstanding at June 30, 2021 and December 31, 2020, respectively	44	30
Class B Common Stock, $0.001 par value, 50,000,000 shares authorized; 34,397,877 and 35,009,371 issued and outstanding at June 30, 2021 and December 31, 2020, respectively	34	35
Additional paid-in capital	626,791	540,074
Accumulated deficit	(209,962)	(195,258)
Total Earthstone Energy, Inc. equity	416,907	344,881
Noncontrolling interest	450,773	470,655
Total equity	867,680	815,536

TOTAL LIABILITIES AND EQUITY	$1,277,661	$1,005,257

EARTHSTONE ENERGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
REVENUES
Oil	$70,918	$18,847	$131,737	$59,859
Natural gas	6,690	1,127	12,542	2,213
Natural gas liquids	12,063	1,689	20,964	4,729
Total revenues	89,671	21,663	165,243	66,801

OPERATING COSTS AND EXPENSES
Lease operating expense	11,747	5,588	22,596	14,927
Production and ad valorem taxes	5,176	1,479	10,203	4,502
Rig termination expense	—	426	—	426
Depreciation, depletion and amortization	26,027	22,902	50,434	47,558
Impairment expense	—	62	—	60,433
General and administrative expense	9,170	6,687	17,550	13,819
Transaction costs	507	(463)	2,613	381
Accretion of asset retirement obligation	303	46	593	90
Exploration expense	30	(3)	30	298
Total operating costs and expenses	52,960	36,724	104,019	142,434

Gain (loss) on sale of oil and gas properties	348	(6)	348	198

Income (loss) from operations	37,059	(15,067)	61,572	(75,435)

OTHER INCOME (EXPENSE)
Interest expense, net	(2,401)	(1,285)	(4,618)	(3,021)
(Loss) gain on derivative contracts, net	(51,175)	(20,679)	(84,438)	79,105
Other income, net	200	12	303	138
Total other income (expense)	(53,376)	(21,952)	(88,753)	76,222

(Loss) income before income taxes	(16,317)	(37,019)	(27,181)	787
Income tax benefit	486	1,110	794	18
Net (loss) income	(15,831)	(35,909)	(26,387)	805

Less: Net (loss) income attributable to noncontrolling interest	(6,960)	(19,570)	(11,683)	436

Net (loss) income attributable to Earthstone Energy, Inc.	$(8,871)	$(16,339)	$(14,704)	$369

Net (loss) income per common share attributable to Earthstone Energy, Inc.:
Basic	$(0.20)	$(0.55)	$(0.34)	$0.01
Diluted	$(0.20)	$(0.55)	$(0.34)	$0.01

Weighted average common shares outstanding:
Basic	44,127,718	29,858,162	43,457,043	29,677,795
Diluted	44,127,718	29,858,162	43,457,043	29,677,795

EARTHSTONE ENERGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands)

	For the Six Months Ended June 30,
	2021	2020
Cash flows from operating activities:
Net (loss) income	$(26,387)	$805
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation, depletion and amortization	50,434	47,558
Impairment of proved and unproved oil and gas properties	—	42,813
Impairment of goodwill	—	17,620
Accretion of asset retirement obligations	593	90
Settlement of asset retirement obligations	(53)	—
(Gain) on sale of oil and gas properties	(348)	(198)
(Gain) on sale of office and other equipment	(114)	—
Total loss (gain) on derivative contracts, net	84,438	(79,105)
Operating portion of net cash (paid) received in settlement of derivative contracts	(25,427)	39,096
Stock-based compensation	7,741	5,262
Deferred income taxes	(794)	(18)
Amortization of deferred financing costs	339	161
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(4,181)	15,060
(Increase) decrease in prepaid expenses and other current assets	(114)	(747)
Increase (decrease) in accounts payable and accrued expenses	8,352	(3,410)
Increase (decrease) in revenues and royalties payable	1,795	(16,491)
Increase (decrease) in advances	(2,830)	(11,412)
Net cash provided by operating activities	93,444	57,084
Cash flows from investing activities:
Acquisition of oil and gas properties, net of cash acquired	(187,803)	—
Additions to oil and gas properties	(28,238)	(67,493)
Additions to office and other equipment	(370)	(108)
Proceeds from sales of oil and gas properties	200	409
Net cash used in investing activities	(216,211)	(67,192)
Cash flows from financing activities:
Proceeds from borrowings	360,078	69,906
Repayments of borrowings	(233,718)	(71,318)
Cash paid related to the exchange and cancellation of Class A Common Stock	(2,821)	(382)
Cash paid for finance leases	(70)	(110)
Deferred financing costs	(1,718)	—
Net cash provided by (used in) financing activities	121,751	(1,904)
Net decrease in cash	(1,016)	(12,012)
Cash at beginning of period	1,494	13,822
Cash at end of period	$478	$1,810
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$4,272	$2,659
Income taxes	$797	$—
Non-cash investing and financing activities:
Class A Common Stock issued in IRM Acquisition	$76,572	$—
Accrued capital expenditures	$11,416	$6,220
Asset retirement obligations	$161	$43

Earthstone Energy, Inc.
Non-GAAP Financial Measures
Unaudited
The non-GAAP financial measures of Adjusted Diluted Shares, Adjusted EBITDAX, Adjusted Net Income, All-In Cash Costs, Free Cash Flow, Adjusted Working Capital Deficit and Operating Margin per Boe, as defined and presented below, are intended to provide readers with meaningful information that supplements our financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Further, these non-GAAP measures should only be considered in conjunction with financial statements and disclosures prepared in accordance with GAAP and should not be considered in isolation or as a substitute for GAAP measures, such as net income or loss, operating income or loss or any other GAAP measure of financial position or results of operations. Adjusted EBITDAX and Adjusted Net Income are presented herein and reconciled from the GAAP measure of net (loss) income because of their wide acceptance by the investment community as a financial indicator.

I. Adjusted Diluted Shares

We define “Adjusted Diluted Shares” as the weighted average shares of Class A Common Stock - Diluted outstanding plus the weighted average shares of Class B Common Stock outstanding.

Our Adjusted Diluted Shares measure provides a comparable per share measurement when presenting results such as Adjusted EBITDAX and Adjusted Net Income that include the interests of both Earthstone and the noncontrolling interest. Adjusted Diluted Shares is used in calculating several metrics that we use as supplemental financial measurements in the evaluation of our business, none of which should be considered as an alternative to, or more meaningful than, net income as an indicator of operating performance.

Adjusted Diluted Shares for the periods indicated:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Class A Common Stock - Diluted	44,127,718	29,858,162	43,457,043	29,677,795
Class B Common Stock	34,409,867	35,059,412	34,455,755	35,145,179
Adjusted Diluted Shares	78,537,585	64,917,574	77,912,798	64,822,974

II. Adjusted EBITDAX

The non-GAAP financial measure of Adjusted EBITDAX (as defined below), as calculated by us below, is intended to provide readers with meaningful information that supplements our financial statements prepared in accordance with GAAP. Further, this non-GAAP measure should only be considered in conjunction with financial statements and disclosures prepared in accordance with GAAP and should not be considered in isolation or as a substitute for GAAP measures, such as net income or loss, operating income or loss or any other GAAP measure of financial position or results of operations. Adjusted EBITDAX is presented herein and reconciled from the GAAP measure of net (loss) income because of its wide acceptance by the investment community as a financial indicator.

We define “Adjusted EBITDAX” as net (loss) income plus, when applicable, accretion of asset retirement obligations; impairment expense; depreciation, depletion and amortization; interest expense, net; transaction costs; (gain) loss on sale of oil and gas properties, net; rig termination expense; exploration expense; unrealized loss (gain) on derivative contracts; stock-based compensation (non-cash); and income tax (benefit) expense.

Our Adjusted EBITDAX measure provides additional information that may be used to better understand our operations. Adjusted EBITDAX is one of several metrics that we use as a supplemental financial measurement in the evaluation of our business and should not be considered as an alternative to, or more meaningful than, net (loss) income as an indicator of operating performance. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. Adjusted EBITDAX, as used by us, may not be comparable to similarly titled measures reported by other companies. We believe that Adjusted EBITDAX is a widely followed measure of operating performance and is one of many metrics used by our management team and by other users of our consolidated financial statements. For example, Adjusted EBITDAX can be used to assess our operating performance and return on capital in comparison to other independent exploration and production companies without regard to financial or capital structure and to assess the financial performance of our assets and our company without regard to capital structure or historical cost basis.

The following table provides a reconciliation of Net (loss) income to Adjusted EBITDAX for the periods indicated:

($000s, except per Boe data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net (loss) income	$(15,831)	$(35,909)	$(26,387)	$805
Accretion of asset retirement obligations	303	46	593	90
Depreciation, depletion and amortization	26,027	22,902	50,434	47,558
Impairment expense	—	62	—	60,433
Interest expense, net	2,401	1,285	4,618	3,021
Transaction costs	507	(463)	2,613	381
(Gain) loss on sale of oil and gas properties	(348)	6	(348)	(198)
Rig termination expense	—	426	—	426
Exploration expense	30	(3)	30	298
Unrealized loss (gain) on derivative contracts	36,653	50,036	59,011	(40,009)
Stock based compensation (non-cash)(1)	4,412	2,568	7,741	5,262
Income tax (benefit) expense	(486)	(1,110)	(794)	(18)
Adjusted EBITDAX	$53,668	$39,846	$97,511	$78,049
Total production (MBoe)(2)(3)	2,067	1,233	3,896	2,668
Adjusted EBITDAX per Boe	$25.96	$32.30	$25.03	$29.25

(1)Included in General and administrative expense in the Condensed Consolidated Statements of Operations.
(2)Represents reported sales volumes.
(3)Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equals one barrel of oil equivalent (Boe).

III. Adjusted Net Income

We define “Adjusted Net Income” as net (loss) income plus, when applicable, unrealized loss (gain) on derivative contracts; impairment expense; (gain) loss on sale of oil and gas properties; write-off of deferred financing costs; transaction costs; and the associated changes in estimated income tax.

Our Adjusted Net Income measure provides additional information that may be used to further understand our operations. Adjusted Net Income is one of several metrics that we use as a supplemental financial measurement in the evaluation of our business and should not be considered as an alternative to, or more meaningful than, net (loss) income as an indicator of operating performance. Certain items excluded from Adjusted Net Income are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. Adjusted Net Income, as used by us, may not be comparable to similarly titled measures reported by other companies. We believe that Adjusted Net Income is a widely followed measure of operating performance and is one of many metrics used by our management team and by other users of our consolidated financial statements. For example, Adjusted Net Income can be used to assess our operating performance and return on capital in comparison to other independent exploration and production companies without regard to financial or capital structure and to assess the financial performance of our assets and our company without regard to capital structure or historical cost basis.

The following table provides a reconciliation of Net (loss) income to Adjusted Net Income for the periods indicated:

($000s, except share and per share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net (loss) income	$(15,831)	$(35,909)	$(26,387)	$805
Unrealized loss (gain) on derivative contracts	36,653	50,036	59,011	(40,009)
Impairment expense	—	62	—	60,433
(Gain) loss on sale of oil and gas properties	(348)	6	(348)	(198)
Transaction costs	507	(463)	2,613	381
Income tax effect of the above	(700)	(945)	(1,166)	(392)
Adjusted Net Income	$20,281	$12,787	$33,723	$21,020
Adjusted Diluted Shares	78,537,585	64,917,574	77,912,798	64,822,974
Adjusted Net Income per Adjusted Diluted Share	$0.26	$0.20	$0.43	$0.32

IV. All-In Cash Costs

We define “All-In Cash Costs” as lease operating expenses plus production and ad valorem taxes, interest expense, net, and general and administrative expense (excluding stock-based compensation).

Our All-In Cash Costs measure provides additional information that may be used to further understand our total cost of production. We use All-In Cash Costs as a supplemental financial measurement in the evaluation of our operational performance. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating our results. All-In Cash Costs should not be considered as an alternative to, or more meaningful than, net (loss) income as an indicator of operating performance. All-In Cash Costs, as used by us, may not be comparable to similarly titled measures reported by other companies.

All-In Cash Costs for the periods indicated:

($000s, except per Boe data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Lease operating expense	$11,747	$5,588	$22,596	$14,927
Production and ad valorem taxes	5,176	1,479	10,203	4,502
Interest expense, net	2,401	1,285	4,618	3,021
General and administrative expense (excluding stock-based compensation)	4,758	4,119	9,809	8,557
All-In Cash Costs	$24,082	$12,471	$47,226	$31,007
Total production (MBoe)(1)(2)	2,067	1,233	3,896	2,668
All-In Cash Costs per Boe	$11.65	$10.11	$12.12	$11.62

(1)Represents reported sales volumes.
(2)Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equals one barrel of oil equivalent (Boe).

V. Free Cash Flow

Free Cash Flow is a measure that we use as an indicator of our ability to fund our development activities. We define Free Cash Flow as Adjusted EBITDAX (defined above), less interest expense, less accrual-based capital expenditures.

Management believes that Free Cash Flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company's financial performance. Free Cash Flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity.

Free Cash Flow for the periods indicated:

($000s)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Adjusted EBITDAX	$53,668	$39,846	$97,511	$78,049
Interest expense, net	(2,401)	(1,285)	(4,618)	(3,021)
Capital expenditures (accrual basis)	(22,820)	(3,238)	(32,621)	(45,064)
Free Cash Flow	$28,447	$35,323	$60,272	$29,964

VI. Operating Margin per Boe and Operating Margin per Boe (including realized hedge settlements)

Operating Margin per Boe is a non-GAAP financial measure that we use to evaluate our operating performance on a per Boe basis. We define Operating Margin per Boe as average realized price per Boe minus lease operating expense per BOE and production and ad valorem taxes per Boe. Operating Margin per Boe (including realized hedge settlements) is calculated as the sum of Operating Margin per Boe and Realized hedge settlements per Boe.

Our Operating Margin per Boe measure provides additional information that may be used to further understand our operating margins. We use Operating Margin per Boe as a supplemental financial measurement in the evaluation of our operational performance. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating our results. Operating Margin per Boe should not be considered as an alternative to, or more meaningful than, net (loss) income as an indicator of operating performance. Operating Margin per Boe, as used by us, may not be comparable to similarly titled measures reported by other companies.